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                                                                   Exhibit 10.31


                               THIRD AMENDMENT TO
            SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY

         THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY (the "THIRD AMENDMENT") dated as of March 6, 1998 among BISCAYNE APPAREL, INC., BISCAYNE APPAREL INTERNATIONAL, INC. MACKINTOSH OF NEW ENGLAND CO. AND M & L INTERNATIONAL, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS" and individually, each a "GUARANTOR" and collectively, the "GUARANTORS"), THE CHASE MANHATTAN BANK, CORESTATES BANK, N.A., BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), FLEET BANK N.A. and MILBERG FACTORS, INC. (individually, each a "LENDER" and collectively, the "LENDERS"), THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT") and MILBERG FACTORS, INC., as servicing agent for the Lenders (in such capacity, together with its successors in such capacity, the "SERVICING AGENT" and together with the Agent, the "AGENTS").

PRELIMINARY STATEMENTS:

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents have entered into a Second Amended and Restated Credit Agreement and Guaranty dated as of March 24, 1997, as amended by a First Amendment, dated as of May 22, 1997 and a Second Amendment, dated as of February 18, 1998 (as so amended, the "CREDIT AGREEMENT"); and

         WHEREAS, the terms defined in the Credit Agreement are used in this Third Amendment as in the Credit Agreement unless otherwise defined in this Third Amendment;

         NOW, THEREFORE, the Borrowers, the Lenders and the Agents have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth.

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                           (a) Section 3.01 of the Credit Agreement is hereby amended by deleting the last line of the chart that is set forth in the second paragraph of such Section and inserting in lieu thereof the following:

                           "January 1, 1998 to and
                           including March 31, 1998          $13,000,000"

                           (b) Section 3.01 of the Credit Agreement is hereby further amended by deleting the last line of the chart that is set forth in third paragraph of such Section and inserting in lieu thereof the following:

                           "January 1, 1998 to and
                           including March 31, 1998         $1,750,000"


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         SECTION 2. CONDITIONS OF EFFECTIVENESS TO THIS THIRD AMENDMENT. This
Third Amendment shall become effective on the date on which each of the following conditions have been satisfied: (i) the Borrowers, the Lenders and the Agents shall each have executed and delivered this Third Amendment; (ii) payment by the Borrower of all costs and expenses of the Agents and the Lenders (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with this Third Amendment and the Credit Agreement; and
(iii) receipt of such other documents, opinions or agreements as either of the Agents or any of the Lenders may reasonably request.

         SECTION 3. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS. Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as specifically amended above, the Credit Agreement and all other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Facility Documents, nor constitute a waiver of any provision of the Facility Documents.

         SECTION 4. COSTS AND EXPENSES. The Borrowers agree to pay the Agent, the Servicing Agent, and the Lenders on demand all costs, expenses and charges, in connection with the preparation, reproduction, execution, delivery, filing, recording and administration of this Third Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agent, the Servicing Agent, and each Lender with respect thereto and with respect to advising the Agent, the Servicing Agent, and each Lender as to its rights and responsibilities under such documents, and all costs and expenses, if any, in connection with the enforcement of any such documents.

         SECTION 5. GOVERNING LAW. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

         SECTION 7. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Third Amendment by signing any such counterpart.



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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.


                                        BISCAYNE APPAREL, INC.

                                        By: /s/  Peter Vandenberg, Jr.
                                            ------------------------------------
                                            Name:  Peter Vandenberg, Jr.
                                            Title:


                                        BISCAYNE APPAREL INTERNATIONAL, INC.


                                        By: /s/ Peter Vandenberg, Jr.
                                           ------------------------------------
                                           Name:  Peter Vandenberg, Jr.
                                           Title:



                                        MACKINTOSH OF NEW ENGLAND CO.


                                        By: /s/ Peter Vandenberg, Jr.
                                           ------------------------------------
                                           Name:  Peter Vandenberg, Jr.
                                           Title:



                                        M & L INTERNATIONAL, INC.


                                        By: /s/ Peter Vandenberg, Jr.
                                           ------------------------------------
                                           Name:  Peter Vandenberg, Jr.
                                           Title:



                                        THE CHASE MANHATTAN BANK,
                                        as Lender


                                        By: /s/ John Murphy
                                           ------------------------------------
                                           Name:  John Murphy
                                           Title: Vice President



                                        MILBERG FACTORS, INC., as Lender


                                        By: /s/ David J. Milberg
                                           ------------------------------------
                                           Name:  David J. Milberg
                                           Title: Vice President





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                                        CORESTATES BANK, N.A., as Lender


                                        By: /s/ C.B. Cook
                                           ------------------------------------
                                           Name:  C.B. Cook
                                           Title: Vice President



                                        BANKBOSTON, N. A., as Lender


                                        By: /s/ David F. Eusden
                                           ------------------------------------
                                           Name:  David F. Eusden
                                           Title: Director



                                        FLEET BANK, N.A., as Lender


                                        By: /s/ Amy H. Witryol
                                           ------------------------------------
                                           Name:  Amy H. Witryol
                                           Title: Vice President



                                        THE CHASE MANHATTAN BANK, as Agent


                                        By: /s/ John Murphy
                                           ------------------------------------
                                           Name:  John Murphy
                                           Title: Vice President



                                        MILBERG FACTORS, INC., as
                                          Servicing Agent


                                        By: /s/ David J. Milberg
                                           ------------------------------------
                                           Name:  David J. Milberg
                                           Title: Vice President



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